Table of Contents
Second Quarter 2016

Section I - Second Quarter 2016 Earnings Press Release
Section II - Financial Information		Section III - Core Portfolio Information

Company Information………………………………………………………………………	4	Core Properties…………………………………………………………………	24
Market Capitalization………………………………………………………………	5	Core Top Tenants…………………………………………………………………………	26
Operating Statements		Core Lease Expirations…………………………………………………………………	27
Pro-rata Consolidation…………………………………………………	6	Core New and Renewal Rent Spreads…………………………………………	28
Funds……………………………………………………………………………	7	Core Capital Expenditures……………………………………………	29
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")………………	9	Portfolio Demographics……………………………………	30
EBITDA………………………………………………………………………………	10
Same Property Net Operating Income…………………………………	11
Fee Income……………………………………………………………………	12	Section IV - Fund Information
Balance Sheet - Pro-rata Consolidation……………………………………	13
Structured Financing………………………………………………………	14	Fund Overview……………………………………………………	33
Other Information		Fund Properties…………………………………………………………	34
Transactional Activity……………………………………………………………	15	Fund Lease Expirations……………………………………………	35
2016 Guidance……………………………………………………	16	Fund Development Activity…………………………………………………………	36
Net Asset Valuation Information………………………………………	17
Selected Financial Ratios……………………………………………	18
Debt Analysis
Summary…………………………………………………………………	19
Detail…………………………………………………………………………	20	Important Notes…………………………………………………………………………	37
Maturities……………………………………………………………………	23

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its core portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Senior Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Citigroup - Global Markets	J.P. Morgan Securities, Inc.
	Craig Schmidt - (646) 855-3640	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689
	craig.schmidt@baml.com	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com

	Bank of Montreal	Green Street Advisors	RBC Capital Markets
	Paul Adornato, CFA - (212) 885-4170	Jason White, CFA - (949) 640-8780	Rich Moore, CFA - (440) 715-2646
	paul.adornato@bmo.com	jwhite@greenstreetadvisors.com	rich.moore@rbccm.com
Jay Carlington, CFA - (949) 640-8780
jcarlington@greenstreetadvisors.com

	Boenning & Scattergood	KeyBanc Capital Markets, Inc.	UBS
	Floris van Dijkum - (212) 922-3572	Todd Thomas - (917) 368-2286	Jeremy Metz - (212) 713-2429
	fvandijkum@boenninginc.com	tthomas@keybanccm.com	jeremy.metz@ubs.com

Market Capitalization
(including pro-rata share of Fund debt, in thousands)

				Capitalization
	Total Market Capitalization			based on	Changes in Total Outstanding Common Shares and OP Units (in thousands)				Weighted Average
	$		%	Net Debt[1]					Diluted EPS		FFO
Equity Capitalization						Common Shares	OP Units	Total	Quarter	YTD	Quarter	YTD
Common Shares	74,773				Balance at 12/31/2015	70,259	3,857	74,116
Common Operating Partnership ("OP") Units	4,363				ATM Issuance	1,050	—	1,050
Combined Common Shares and OP Units	79,136				Other	257	571	828
					Balance at 3/31/2016	71,566	4,428	75,994	71,200	71,200	75,845	75,845
Share Price at June 30, 2016	$35.52				ATM Issuance	2,250	—	2,250
					Equity Issuance 4	868	—	868
Equity Capitalization - Common Shares and OP Units	$2,810,911				Other	89	(65)	24
Preferred OP Units	15,207	[2]			Balance at 6/30/2016	74,773	4,363	79,136	72,896	71,859	77,899	76,872
Total Equity Capitalization	2,826,118		77%	79%

Debt Capitalization
Consolidated debt	1,254,193
Adjustment to reflect pro-rata share of debt	(408,525)
Total Debt Capitalization	845,668		23%	21%

Total Market Capitalization	$3,671,786		100%	100%

Notes:
[1] Reflects debt net of:
Core Portfolio cash	$64,654
pro-rata share of Funds cash	7,882
and pro-rata share of restricted cash relating to City Point financing	3,071
for total cash netted against debt of	$75,607

[2] Represents 188 Series A and 141,593 Series C Preferred OP Units convertible into 25,067 and 403,054 Common OP units, respectively multiplied by the Common Share price at quarter end.
[3] Fixed-rate debt includes notional principal fixed through interest rate swap transactions.
[4] Represents partial settlement on forward equity transaction, of which 2.7 million shares remain to be issued, representing $95.0 million of gross proceeds available through April 2017.
[5] Less then 1% Preferred OP Units

	Market Capitalization [5]

Common Shares
72%
Common OP Units 4%
Fixed-Rate Debt 3 16%
Variable-Rate Debt 7%

Income Statements - Pro-rata Consolidation [1]
(in thousands)

	Year-to-date ended June 30, 2016			Three months ended June 30, 2016
	Core Portfolio	Funds	Total	Core Portfolio	Funds	Total

CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$58,115	$4,511	$62,626	$ 29,502	$ 2,134	$ 31,636
Percentage rents	113	48	161	29	16	45
Expense reimbursements - CAM	4,598	397	4,995	2,219	158	2,377
Expense reimbursements - Taxes	9,009	508	9,517	4,587	214	4,801
Other property income	537	419	956	232	349	581
Total Property Revenues	72,372	5,883	78,255	36,569	2,871	39,440

PROPERTY EXPENSES
Property operating - CAM	5,991	794	6,785	2,992	357	3,349
Other property operating (Non-CAM)	902	187	1,089	620	122	742
Real estate taxes	10,338	934	11,272	5,283	414	5,697
Total Property Expenses	17,231	1,915	19,146	8,895	893	9,788

NET OPERATING INCOME - PROPERTIES	55,141	3,968	59,109	27,674	1,978	29,652

OTHER INCOME (EXPENSE)
Interest income	8,851	762	9,613	5,727	401	6,128
Straight-line rent income	1,100	451	1,551	335	206	541
Above/below market rent	2,394	116	2,510	1,262	59	1,321
Interest expense [2]	(11,813)	(1,074)	(12,887)	(6,026)	(508)	(6,534)
Amortization of finance costs	(455)	(247)	(702)	(158)	(138)	(296)
Above/below market interest expense	676	—	676	293	—	293
Asset and property management expense	(84)	(131)	(215)	—	(69)	(69)
Other income/(expense)	621	(11)	610	(70)	(28)	(98)
Transaction costs	(863)	(67)	(930)	(685)	(33)	(718)
Capital lease interest	(491)	—	(491)	(491)	—	(491)
CORE PORTFOLIO AND FUND INCOME	55,077	3,767	58,844	27,861	1,868	29,729

FEE INCOME
Asset and property management fees	6,154	7	6,161	3,010	—	3,010
Transactional fees [3]	3,186	—	3,186	1,494	—	1,494
Income tax (provision)/benefit	30	(5)	25	(87)	—	(87)
Total Fee Income	9,370	2	9,372	4,417	—	4,417

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	—	27	27	—	—	—
Promote income from Funds, net [4]	6,979	—	6,979	2,243	—	2,243
Income tax (provision)/benefit (RCP)	—	—	—	—	—	—
Total Promote, RCP and Other Income	6,979	27	7,006	2,243	—	2,243

General and Administrative	(14,781)	(145)	(14,926)	(7,093)	(118)	(7,211)

Depreciation and amortization	(27,255)	(2,185)	(29,440)	(13,057)	(1,055)	(14,112)
Non-real estate depreciation and amortization	(299)	—	(299)	(149)	—	(149)
Gain on disposition of properties	—	19,257	19,257	—	4,117	4,117
Income before noncontrolling interests	29,091	20,723	49,814	14,222	4,812	19,034

Noncontrolling interest - OP	(1,748)	(1,223)	(2,971)	(850)	(266)	(1,116)

NET INCOME	$27,343	$19,500	$46,843	$13,372	$4,546	$17,918

Notes:

[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating its pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
[2] Net of capitalized interest of $1,221 and $2,273 for the three and six months, respectively.
[3] Consists of development, construction, leasing and legal fees.
[4] Net of payments totaling $979 and $2,527 during the three and six months, respectively, under the Company's Long Term Investment Alignment Program.

Income Statements - Funds [1,3]
(in thousands)
	Year-to-date ended June 30, 2016
									Total
		AKR Pro-	Fund II	AKR Pro-		AKR Pro-		AKR Pro-	AKR Pro-
	Mervyns I	rata share	& Mervyns II	rata share	Fund III	rata share [4]	Fund IV	rata share	rata share

PROPERTY REVENUES
Minimum rents	$—	$—	$3,191	$904	$6,565	$1,611	$8,632	$1,996	$4,511
Percentage rents	—	—	—	—	68	16	139	32	48
Expense reimbursements - CAM	—	—	279	79	587	144	754	174	397
Expense reimbursements - Taxes	—	—	83	24	1,314	323	698	161	508
Other property income	—	—	95	27	1,118	274	511	118	419
Total Property Revenues	—	—	3,648	1,034	9,652	2,368	10,734	2,481	5,883

PROPERTY EXPENSES
Property operating - CAM	—	—	809	229	1,299	319	1,064	246	794
Other property operating (Non-CAM)	—	—	93	27	325	80	343	80	187
Real estate taxes	—	—	583	165	1,814	445	1,402	324	934
Total Property Expenses	—	—	1,485	421	3,438	844	2,809	650	1,915

NET OPERATING INCOME - PROPERTIES	—	—	2,163	613	6,214	1,524	7,925	1,831	3,968

OTHER INCOME (EXPENSE)
Interest income	—	—	368	105	458	112	2,356	545	762
Straight-line rent income	—	—	533	151	194	47	1,095	253	451
Above/below market rent	—	—	—	—	19	4	483	112	116
Interest expense	—	—	(36)	(10)	(766)	(188)	(3,789)	(876)	(1,074)
Amortization of finance costs	—	—	(155)	(44)	(218)	(54)	(644)	(149)	(247)
Asset and property management expense [2]	—	—	—	—	(127)	(31)	(430)	(100)	(131)
Other income/(expense)	—	—	11	3	(92)	(23)	38	9	(11)
Transaction costs	—	—	—	—	—	—	(290)	(67)	(67)
Fund Income	—	—	2,884	818	5,682	1,391	6,744	1,558	3,767

FEE INCOME
Asset and property management fees	—	—	—	—	27	7	—	—	7
Income tax provision	—	—	—	—	(20)	(5)	—	—	(5)
Total Fee Income	—	—	—	—	7	2	—	—	2

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	27	6	73	21	—	—	—	—	27
Provision for income taxes (RCP)	—	—	—	—	—	—	—	—	—
Total Promote, RCP and Other Income	27	6	73	21	—	—	—	—	27

GENERAL AND ADMINISTRATIVE	(5)	(1)	(76)	(21)	(203)	(50)	(317)	(73)	(145)

Depreciation and amortization	—	—	(1,450)	(411)	(2,178)	(534)	(5,364)	(1,240)	(2,185)
Gain on disposition of properties	—	—	—	—	78,460	19,257	—	—	19,257
Income before noncontrolling interest	22	5	1,431	407	81,768	20,066	1,063	245	20,723

Noncontrolling interest - OP	—	—	(100)	(28)	(4,812)	(1,181)	(61)	(14)	(1,223)

NET INCOME	$22	$5	$1,331	$379	$76,956	$18,885	$1,002	$231	$19,500

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.

The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
[2] Funds I, II, III & IV and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

[3] For information on our pro-rata share of fund investments, see the "Fund Overview" page in this supplemental.
[4] Pro-rata share for Fund III represents only the Company's co-investment share of the Fund. The Company is also entitled to a 20% promoted share of all distributions following the return of all capital and accumulated preferred return thereon, which has not been reflected in the Company's pro-rata share above. The Company's promoted share of distributions is reflected separately on page 6 of this supplemental.

Income Statements - Funds [1,3]
(in thousands)
	Three months ended June 30, 2016
									Total
		AKR Pro-	Fund II	AKR Pro-		AKR Pro-		AKR Pro-	AKR Pro-
	Mervyns I	rata share	& Mervyns II	rata share	Fund III	rata share [4]	Fund IV	rata share	rata share

PROPERTY REVENUES
Minimum rents	$—	$—	$1,599	$453	$2,720	$667	$4,385	$1,014	$2,134
Percentage rents	—	—	—	—	30	7	40	9	16
Expense reimbursements - CAM	—	—	110	31	202	50	335	77	158
Expense reimbursements - Taxes	—	—	42	12	479	118	363	84	214
Other property income	—	—	66	19	1,106	271	257	59	349
Total Property Revenues	—	—	1,817	515	4,537	1,113	5,380	1,243	2,871

PROPERTY EXPENSES
Property operating - CAM	—	—	386	109	549	135	490	113	357
Other property operating (Non-CAM)	—	—	66	19	188	46	245	57	122
Real estate taxes	—	—	292	83	715	175	674	156	414
Total Property Expenses	—	—	744	211	1,452	356	1,409	326	893

NET OPERATING INCOME - PROPERTIES	—	—	1,073	304	3,085	757	3,971	917	1,978

OTHER INCOME (EXPENSE)
Interest income	—	—	186	53	232	57	1,259	291	401
Straight-line rent income	—	—	208	59	62	15	572	132	206
Above/below market rent	—	—	—	—	1	—	255	59	59
Interest expense	—	—	4	1	(276)	(68)	(1,909)	(441)	(508)
Amortization of finance costs	—	—	(76)	(22)	(117)	(29)	(376)	(87)	(138)
Asset and property management expense [2]	—	—	—	—	(78)	(19)	(215)	(50)	(69)
Other income/(expense)	—	—	(11)	(3)	(88)	(22)	(14)	(3)	(28)
Transaction costs	—	—	—	—	—	—	(141)	(33)	(33)
Fund Income	—	—	1,384	392	2,821	691	3,402	785	1,868

FEE INCOME
Asset and property management fees	—	—	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—
Total Fee Income	—	—	—	—	—	—	—	—	—

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	—	—	—	—	—	—	—	—	—
Income tax (provision)/benefit (RCP)	—	—	—	—	—	—	—	—	—
Total Promote, RCP and Other Income	—	—	—	—	—	—	—	—	—

GENERAL AND ADMINISTRATIVE	(5)	(1)	(71)	(20)	(214)	(53)	(190)	(44)	(118)

Depreciation and amortization	—	—	(701)	(199)	(1,045)	(256)	(2,596)	(600)	(1,055)
Gain on disposition of properties	—	—	—	—	16,776	4,117	—	—	4,117
Income before noncontrolling interest	(5)	(1)	612	173	18,338	4,499	616	141	4,812

Noncontrolling interest - OP	—	—	(50)	(14)	(994)	(244)	(35)	(8)	(266)

NET INCOME	$(5)	$(1)	$562	$159	$17,344	$4,255	$581	$133	$4,546

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.

The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
[2] Funds I, II, III & IV and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

[3] For information on our pro-rata share of fund investments, see the "Fund Overview" page in this supplemental.
[4] Pro-rata share for Fund III represents only the Company's co-investment share of the Fund. The Company is also entitled to a 20% promoted share of all distributions following the return of all capital and accumulated preferred return thereon, which has not been reflected in the Company's pro-rata share above. The Company's promoted share of distributions is reflected separately on page 6 of this supplemental.

Funds from Operations ("FFO") [1]
(in thousands)

	Current
	Year-to-Date	Quarter	Quarter
	Period ended	3 months ended	3 months ended
Funds from operations ("FFO"):	June 30, 2016	June 30, 2016	March 31, 2016

Net Income	$46,843	$17,918	$ 28,925
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)	29,440	14,112	15,328
Gain on disposition of properties (net of noncontrolling interest share)	(19,257)	(4,117)	(15,140)
Impairment of asset	—	—	—
Income attributable to noncontrolling interests'
share in Operating Partnership	3,242	1,249	1,994

FFO to Common Shareholders and Common OP Unit holders	$60,268	$29,162	$31,107

Add back: Transaction costs	930	718	212
FFO before transaction costs	$61,198	$29,880	$31,319

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$60,268	$29,162	$ 31,107
Straight-line rent, net	(1,551)	(541)	(1,010)
Above/below market rent	(2,510)	(1,321)	(1,189)
Amortization of finance costs	702	296	406
Above/below market interest	(676)	(293)	(383)
Loss on extinguishment of debt	—	—	—
Non-real estate depreciation	299	149	150
Leasing commissions	(139)	(122)	(17)
Tenant improvements	(4,109)	(1,880)	(2,229)
Capital expenditures	(395)	(111)	(284)
AFFO to Common Shareholders and Common OP Unit holders	$51,889	$25,339	$26,551

Total weighted average diluted shares and OP Units:	76,872	77,899	75,845

Diluted FFO per Common share and OP Unit:
FFO	$0.78	$0.37	$ 0.41
FFO before transaction costs	$0.80	$0.38	$0.41

AFFO	$0.67	$0.33	$ 0.35
AFFO before transaction costs	$0.69	$0.33	$0.35

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

EBITDA
(in thousands)

	Year-to-Date			Current Quarter
	Period ended June 30, 2016			Three months ended June 30, 2016
	Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total

NET INCOME	$27,343	$19,500	$46,843	$ 13,372	$ 4,546	$ 17,918

Adjustments:
Depreciation and amortization	27,554	2,185	29,739	13,206	1,055	14,261
Interest expense	11,813	1,074	12,887	6,026	508	6,534
Amortization of finance costs	455	247	702	158	138	296
Above/below market interest	(676)	—	(676)	(293)	—	(293)
Gain on disposition of properties	—	(19,257)	(19,257)	—	(4,117)	(4,117)
Provision for income taxes	(30)	5	(25)	87	—	87
Noncontrolling interest - OP	1,748	1,223	2,971	850	266	1,116

EBITDA	$68,207	$4,977	$73,184	$33,406	$2,396	$35,802

Core Portfolio
Same Property Performance [1]
(in thousands)

	Year-to-Date			Quarter

	Period ended			Three months ended
			Change			Change
	June 30, 2016	June 30, 2015	Favorable/(Unfavorable)	June 30, 2016	June 30, 2015	Favorable/(Unfavorable)

Summary
Minimum rents	$50,089	$48,619	3.0%	$25,149	$24,424	3.0%
Expense reimbursements	12,055	12,525	-3.8%	5,959	5,830	2.2%
Other property income	506	543	-6.8%	191	224	-14.7%

Total Revenue	$62,650	$61,687	1.6%	$31,299	$30,478	2.7%

Expenses
Property operating - CAM & Real estate taxes	14,369	14,870	3.4%	7,154	6,852	-4.4%
Other property operating (Non-CAM)	$736	$651	-13.1%	$450	$472	4.7%

Total Expenses	15,105	15,521	2.7%	7,604	7,324	-3.8%

Same Property NOI - Core properties	$47,545	$46,166	3.0%	$23,695	$23,154	2.3%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	7,596	3,931		3,979	3,021
Core NOI [2]	$55,141	$50,097		$27,674	$26,175

Other same property information
Physical Occupancy	96.6%	96.4%
Leased Occupancy	96.7%	97.0%

Notes:
[1] The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.
[2] See "Income Statement - Consolidated."

Fee income by Fund
(in thousands)

	Fund II	Fund III	Fund IV	Other	Total
Year-to-date ended June 30, 2016
Asset and property management fees	$1,074	$1,670	$3,113	$297	$6,154
Transactional fees	1,444	399	1,028	315	3,186
Total fees	$2,518	$2,069	$4,141	$612	$9,340

	Fund II	Fund III	Fund IV	Other	Total
Quarter ended June 30, 2016
Asset and property management fees	$540	$809	$1,521	$140	$3,010
Transactional fees	729	162	396	207	1,494
Total fees	$1,269	$971	$1,917	$347	$4,504

	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended March 31, 2016
Asset and property management fees	$534	$861	$1,592	$157	$3,144
Transactional fees	715	237	632	108	1,692
Total fees	$1,249	$1,098	$2,224	$265	$4,836

Pro-Rata Consolidated Balance Sheet
(in thousands)
	Notes	Consolidated	Noncontrolling	Company's	Pro-Rata
		Balance	Interest in	Interest in	Consolidated
		Sheet	Consolidated	Unconsolidated	Balance
	[1,2]	As Reported	Subsidiaries	Subsidiaries	Sheet	Notes
ASSETS
Real estate						[1] The interim consolidated balance sheet is unaudited, although it
Land		$477,205	$(97,997)	$48,764	$427,972	reflects all adjustments, which in the opinion of management,
Buildings and improvements		1,499,033	(248,103)	312,158	1,563,088	are necessary for the fair presentation of the consolidated
Construction in progress		24,365	(16,191)	615	8,789	balance sheet for the interim period.
		2,000,603	(362,291)	361,537	1,999,849
Less: accumulated depreciation		(265,174)	29,113	(30,947)	(267,008)	[2] The Company currently invests in Funds II, III & IV and Mervyns I & II
Net real estate		1,735,429	(333,178)	330,590	1,732,841	which are consolidated within the Company's financial statements.
						To provide investors with supplemental information, the Company's
Net real estate under development	[3]	647,142	(463,093)	7,558	191,607	investments are reflected above on a pro-rata basis by calculating
						its effective ownership percentage for each of the asset
Cash and cash equivalents		83,853	(20,418)	9,101	72,536	and liability line items. Similarly, the presentation also includes
Cash in escrow		18,709	(11,253)	2,915	10,371	the Company's pro-rata share of assets and liabilities for
Restricted cash		10,840	(7,769)	—	3,071	unconsolidated investments which are accounted for under the equity
Investments in and advances to unconsolidated affiliates		284,238	(78,812)	(205,426)	—	method of accounting in the Company's financial statements.
Rents receivable, net		7,930	(1,132)	2,558	9,356
Straight-line rents receivable, net		30,287	(9,123)	3,235	24,399
Notes receivable		273,542	(45,433)	—	228,109	[3] The components of Net real estate under development are as follows:
Deferred charges, net		23,423	(7,446)	2,507	18,484	Fund II	$555,438
Prepaid expenses and other assets	[4]	57,852	29,034	90	86,976	Fund III	46,029
Acquired lease intangibles		61,795	(6,394)	11,609	67,010	Fund IV	39,073
						Other	6,602
Total Assets		$3,235,040	$(955,017)	$164,737	$2,444,760
						Total	647,142
LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage and other notes payable		$807,467	$(462,978)	$166,214	$510,703	[4] The components of Prepaid expenses and other assets are as follows:
Unsecured notes payable		446,726	(111,761)	—	334,965	Due from Fund Investors	$46,029
Valuation of debt at acquisition, net of amortization		1,462	—	1,029	2,491	Contract deposits	18,294
Unamortized loan costs		(10,890)	6,463	(1,358)	(5,785)	Prepaid expenses	6,015
Acquired lease intangibles		37,489	(6,342)	9,314	40,461	Accrued interest on Notes receivable	4,490
Accounts payable and accrued expenses		38,343	(10,671)	3,463	31,135	Other	12,148
Dividends and distributions payable		20,162	—	—	20,162
Share of losses in excess of inv. in unconsolidated affiliates		24,013	(6,454)	(17,559)	—	Total	$86,976
Other liabilities	[5]	109,351	(8,534)	3,634	104,451

Total Liabilities		1,474,123	(600,277)	164,737	1,038,583	[5] Other liabilities include $69,649 of capital lease obligations.

Shareholders' equity:						[6] Pro-rata share of noncontrolling interest in subsidiary represents
Common shares		75	—	—	75	Operating Partnership's share of equity.

Additional paid-in capital		1,287,854	—	—	1,287,854
Accumulated other comprehensive loss		(15,220)	—	—	(15,220)
Retained earnings		22,919	—	—	22,919
Total controlling interest		1,295,628	—	—	1,295,628
Noncontrolling interest in subsidiary	[6]	465,289	(354,740)	—	110,549
Total Shareholders' Equity		1,760,917	(354,740)	—	1,406,177

Total Liabilities and Shareholders' Equity		$3,235,040	$(955,017)	$164,737	$2,444,760

Structured Financing Portfolio
(in thousands)

	March 31, 2016			Current Period					Stated	Effective
	Principal	Accrued				Current	Accrued	Balance at	Interest	Interest	Maturity
Investment	Balance	Interest	Total	Advances	Repayments [2]	Principal	Interest	June 30, 2016	Rate	Rate 1	Dates

First mortgage notes	$58,069	$1,220	$59,289	$153,400	$—	$211,469	$3,587	$215,056	7.74%	7.83%	2016 to 2019

Mezzanine, preferred equity and other notes	34,878	9,977	44,855	—	(34,878)	—	—	—	—	—

Total notes receivable	$92,947	$11,197	$104,144	$153,400	$(34,878)	$211,469	$3,587	$215,056	7.74%	7.83%

Notes:
[1] Inclusive of points and exit fees.

[2] Repayment of $34,878 includes $30,879 of principal that was reclassified as a first mortgage note during the second quarter.

Reconciliation of Notes Receivable to the Consolidated Balance Sheet

Total Notes Receivable per above						$211,469
Other loans (pro-rata share)						16,640

Total Notes Receivable per Pro-Rata Balance Sheet						$228,109

Transactional Activity
(in thousands)
Core Portfolio							Funds

		Acquisitions

		Acadia							Fund		Acadia
Property Name	Transaction Price	Ownership %	Acadia Share	Month of Transaction	Location	Key Tenants	Property Name	Transaction Price	Ownership %	Fund Share	Share	Month of Transaction	Location	Key Tenants

							Fund IV:

Gotham Plaza [1]	$79,163	49%	$38,790	January	Manhattan, NY	Bank of America, The Children's Place	1964 Union Street	$2,250	90%	$2,025	$468	January	San Francisco, CA	—
991 Madison Avenue [2]	76,628	100%	76,628	March	Manhattan, NY	Vera Wang, Perrin Paris	Restaurants at Fort Point	11,500	100%	11,500	2,659	January	Boston, MA	—
165 Newbury Street	6,250	100%	6,250	May	Boston, MA	Starbucks
Georgetown Portfolio (2016) [3]	338,000	20%	67,600	June	Washington, DC	Sephora, Lululemon, North Face

Total	$500,041		$189,268				Total	$13,750		$13,525	$3,127

		Dispositions

							Fund III:

							Cortlandt Town Center [4]	$165,000	65%	$107,250	$42,503	January	Mohegan Lake, NY	—
							Heritage Shops	46,500	100%	46,500	18,428	April	Chicago, IL

								$211,500		$153,750	$60,931

		Structured Finance Investments

														Extension
							Fund IV:	Principal	Interest Rate	Maturity Date		Month of Transaction	Location	Options

							900 W. Randolph Street	$14,000	15%	February, 2021		February	Chicago, IL	2 x 12 mos.

Notes:

[1] Acquired a 49% interest in this property for $38,790. The $79,163 represents the total value of the property at the time of our transaction.
[2] Acquired a 49-year master lease interest in this property. The lease position has been capitalized for the Company's financial statements at a total value of $76,628 which consists of a $7,000 upfront payment in addition to the present value of future annual master lease rent obligations.

[3] Acquired a 20% interest in this portfolio for $67,600 which is comprised of cash of $47,600 and our proportionate share of assumed debt of $20,000. The $338,000 represents the total value of the portfolio at the time of our transaction.

[4] Sold a 65% interest in this property for $107,250. The $165,000 represents the total value of the property at the time of our transaction.

2016 Annual Guidance
Note: 2016 FFO and EPS guidance and comparable 2015 results are before acquisition related costs

(in millions except per share amounts, all per share amounts are fully diluted)
	2016 Guidance	2015 Actual	Notes
Summary:

Funds from Operations ("FFO") per share (before acquisiton costs)	$1.52 to $1.60	$1.56	'- 2015 included $0.13 of gain from the sale of air rights
			'- Before 2015 acquisition costs, which totaled $0.03

Earnings per Share ("EPS") (before acquisiton costs)	$0.99 to $1.07	$0.97

FFO Components:

Core and pro-rata share of Fund portfolio income (before acquisiton costs)	$122.0 to $126.0	$110.5	'- 2015 acquisition costs totaled $2.2 million

Asset and property management fee income, net of TRS taxes	$11.0 to $13.0	$13.1

Transactional fee income, net of TRS taxes	$7.0 to $8.0	$8.6

Other Fund related income, net	$9.0 to $11.0	$11.0	'- 2015 included $0.13 of gain from the sale of air rights
			'- Net of projeced payments under the Company's Long-Term Fund Investment Alignment Program ("FIAP")

General and administrative expense	$(31.0) to $(30.5)	$(29.4)

FFO	$118.0 to $127.5	$113.8

Additional Guidance Assumptions:

Fully diluted Common Shares and OP Units - weighted average	78,000 to 80,000	73,100

Same property net operating income ("NOI") growth	3.0% to 4.0%

Core acquisitions	$500.0 to $600.0

Fund acquisitions	$200.0 to $400.0

Net Asset Valuation Information
(in thousands)

	CORE			FUND II				FUND III				FUND IV
				Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share		Fund Level		AKR pro-rata share
	Quarterly		Annualized (x4)	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Net Operating Income	$27,674	[1]	$110,696	$1,073	$4,292	28.33%	$1,216	$3,085	$12,340	39.63%	$4,890	$3,971	$15,884	23.12%	$3,672
Less:
(Income)/ loss from properties sold or under contract				—	—		—	(1,244)	(4,976)		(1,972)	—	—		—
(Income)/ loss from pre-stabilized assets [2]	(321)		(1,284)	(398)	(1,592)		(451)	(484)	(1,936)		(767)	(991)	(3,964)		(916)
(Income)/ loss from development projects [3]	(65)		(260)	—	—		—	—	—		—	(244)	(976)		(226)
Net Operating Income of stabilized assets	27,288		109,152	675	2,700		765	1,357	5,428		2,151	2,736	10,944		2,530

Costs to Date
Pre-stabilized assets [2]			$7,208		$73,643		$20,863		$65,096		$25,798		$151,108		$34,936
Development projects [3]			11,689		404,300		114,538		41,100		16,288		160,000		36,992

Total Costs to Date			18,897		477,943		135,401		106,196		42,085		311,108		71,928

Debt			$628,791		$401,145		$107,054		$160,194		$35,602		$336,712		$74,221

Notes:
[1] Does not include a full quarter of NOI for those assets purchased during the second quarter 2016. See "Transactions Activity" page in this supplemental for descriptions of those acquisitions.
[2] Consists of the following projects:
Core:
991 Madison Avenue
Fund II:
161st Street
Fund III:
640 Broadway
654 Broadway
Nostrand
Fund IV:
2819 Kennedy Blvd
Paramus Plaza
17 East 71st Street
1035 Third Avenue
1151 Third Avenue
Eden Square
[3] See "Redevelopment Activity" page in this supplemental

Selected Financial Ratios
(in thousands)

	Three months ended June 30,		Period ended June 30,			Three months ended June 30,	Three months ended March 31,

	2016	2015	2016	2015		2016	2016
COVERAGE RATIOS [1]					LEVERAGE RATIOS

Fixed-Charge Coverage Ratios					Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$33,406	$30,551	$68,207	$57,460	Debt + Preferred Equity (Preferred O.P. Units)	$860,875	$778,309
Interest expense	6,026	6,483	11,813	12,118	Total Market Capitalization	3,671,786	3,447,978
Principal Amortization	984	1,355	2,018	2,718	Debt+Preferred Equity/Total Market Capitalization	23%	23%
Preferred Dividends [3]	139	6	278	13
Fixed-Charge Coverage Ratio - Core Portfolio	4.7x	3.9x	4.8x	3.9x	Debt [6]	$ 785,268	$ 704,336
					Total Market Capitalization	3,596,179	3,374,005
EBITDA divided by:	$35,802	$32,598	$73,184	$62,558	Net Debt+Preferred Equity/Total Market Capitalization	22%	21%
Interest expense	6,534	7,013	12,887	13,204
Principal Amortization	1,229	1,529	2,387	3,091	Debt/EBITDA Ratios
Preferred Dividends	139	6	278	13
Fixed-Charge Coverage Ratio - Core Portfolio					Debt	$ 628,791	$ 539,213
and Funds	4.5x	3.8x	4.7x	3.8x	EBITDA (Annualized) [7]	135,880	131,488
					Debt/EBITDA - Core Portfolio	4.6x	4.1x
Payout Ratios
					Debt [5]	$564,137	$474,901
Dividends declared (per share/OP Unit)	$0.25	$0.24	$0.50	$0.48	EBITDA (Annualized) [7]	135,880	131,488
					Net Debt/EBITDA - Core Portfolio	4.2x	3.6x
Dividends (Shares) & Distributions (OP Units) declared	$20,152	$17,697	$39,494	$35,368
FFO	29,162	34,872	60,268	57,926	Debt [4]	$ 845,668	$ 763,269
FFO Payout Ratio	69%	51%	66%	61%	EBITDA (Annualized) [7]	145,464	141,812
FFO Payout Ratio before acquisition costs	67%	50%	65%	60%	Debt/EBITDA - Core Portfolio and Funds	5.8x	5.4x

Dividends (Shares) & Distributions (OP Units) paid	$20,152	$17,697	$39,494	$35,368	Debt [6]	$ 770,061	$ 689,296
AFFO	25,339	29,645	51,889	47,752	EBITDA (Annualized) [7]	145,464	141,812
AFFO Payout Ratio	80%	60%	76%	74%	Net Debt/EBITDA - Core Portfolio and Funds	5.3x	4.9x
AFFO Payout Ratio before acquisition costs	77%	59%	75%	72%

Notes:
[1]
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

[2]	See page 10 for a calculation of EBITDA.
[3]	Represents preferred distributions on Preferred Operating partnership Units.
[4]	Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.
[5]	Reflects debt net of the current Core Portfolio cash balance at end of period.
[6]	Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.
[7]	Annualized EBITDA is adjusted to include the estimated amount of net Promote income to be earned during 2016.

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to Consolidated Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt [2]							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest		Interest Share of	Unconsolidated	Debt
Unsecured Debt	Balance	Rate	Balance	Rate	Balance	Rate		Consolidated Debt [3]	Debt [4]	As Reported

Fixed-Rate Debt 1	$248,982	3.7%	$—	n/a	$248,982	3.7%	29%	$—	$—	$248,982
Variable-Rate Debt	51,018	2.0%	34,965	2.8%	85,983	2.0%	10%	111,761	—	197,744
							40%
Mortgage and Other Notes Payable

Fixed-Rate Debt 1	328,791	4.4%	77,616	4.3%	406,407	4.2%	48%	244,317	(126,778)	523,946
Variable-Rate Debt	—	—	104,296	2.5%	104,296	2.5%	12%	218,661	(39,436)	283,521
							60%

Total	$628,791	4.0%	$216,877	3.1%	$845,668	3.6%	100%	$574,739	$(166,214)	1,254,193
Unamortized premium										1,462
Unamortized loan costs										(10,890)
										$1,244,765

Notes:
[1] Fixed-rate debt includes notional principal fixed through swap transactions.
[2] Represents the Company's pro-rata share of debt based on its percent ownership.
[3] Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
[4] Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

Portfolio Debt - Detail
(in thousands)

	Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	June 30, 2016	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Brandywine [2]	$26,250	22.2%	$5,833	5.99%	7/1/2016	None
Georgetown Portfolio (2016 Investment)	100,000	20.0%	20,000	5.89%	9/1/2016	None
Rhode Island Place Shopping Center	15,599	100.0%	15,599	6.35%	12/1/2016	None
239 Greenwich Avenue	26,000	75.0%	19,500	5.42%	2/11/2017	None
639 West Diversey	4,088	100.0%	4,088	6.65%	3/1/2017	None
Merrillville Plaza	24,967	100.0%	24,967	5.88%	8/1/2017	None
Bedford Green	28,927	100.0%	28,927	5.10%	9/5/2017	None
163 Highland Avenue	9,479	100.0%	9,479	4.66%	2/1/2024	None
Crossroads Shopping Center	67,500	49.0%	33,075	3.94%	10/6/2024	None
840 N. Michigan	73,500	88.4%	64,996	4.36%	2/10/2025	None
Georgetown Portfolio (2008 Investment)	17,413	50.0%	8,707	4.72%	12/10/2027	None
Unsecured interest rate swaps [1]	248,982	100.0%	248,982	3.74%	Various
Secured interest rate swaps [1]	104,573	89.5%	93,620	3.03%	Various

Sub-Total Fixed-Rate Debt	747,278		577,773	4.14%

Secured Variable-Rate Debt

664 N. Michigan	42,476	100.0%	42,476	Libor + 165	6/28/2018	1 x 60 mos.
4401 N. White Plains Road	5,949	100.0%	5,949	Libor + 190	9/1/2022	None
28 Jericho Turnpike	15,094	100.0%	15,094	Libor + 190	1/23/2023	None
60 Orange Street	7,888	98.0%	7,730	Libor + 175	4/3/2023	None
Gotham Plaza	21,166	49.0%	10,371	Libor + 160	6/10/2023	None
330-340 River Street	12,000	100.0%	12,000	Libor + 170	6/1/2026	None
Secured interest rate swaps [1]	(104,573)	89.5%	(93,620)	Libor + 143

Unsecured Variable-Rate Debt

Unsecured Line of Credit [3]	—	100.0%	—	Libor + 140	6/27/2020	2 x 6 mos.
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 130	7/2/2020	None
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 130	1/4/2021	None
Unsecured Term Loan	150,000	100.0%	150,000	Libor + 130	6/27/2021	None
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 160	12/18/2022	None
Unsecured interest rate swaps [1]	(248,982)	100.0%	(248,982)	Libor + 143

Sub-Total Variable-Rate Debt	51,018		51,018	Libor + 149

Total Debt - Core Portfolio	$798,296		$628,791	3.96%

Portfolio Debt - Detail (continued)
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	June 30, 2016	Percent	Amount	Rate	Date	Options

Funds

Fixed-Rate Debt
CityPoint [4]	Fund II	$19,000	25.4%	$4,824	1.25%	12/23/2016	1 x 12 mos.
216th Street [4]	Fund II	25,500	28.1%	7,159	5.80%	10/1/2017	None
CityPoint [4,7]	Fund II	5,262	26.7%	1,403	1.00%	8/23/2019	None
CityPoint [4]	Fund II	200,000	26.7%	53,341	4.75%	5/29/2020	None
1964 Union Street [4]	Fund IV	1,463	20.8%	304	3.80%	10/1/2025	None
2207 Fillmore Street [4]	Fund IV	1,120	20.8%	233	4.50%	10/31/2025	None
2208-2216 Fillmore Street [4]	Fund IV	5,606	20.8%	1,166	3.40%	6/1/2026
1861 Union Street [4]	Fund IV	2,315	20.8%	482	3.40%	6/1/2026
Interest rate swaps [1]	Funds II & IV	34,592	25.2%	8,704	3.23%	Various

Sub-Total Fixed-Rate Debt		294,858		77,616	4.28%

Variable-Rate Debt
CityPoint [4]	Fund II	20,000	26.7%	5,334	Libor + 170	8/23/2016	1 x 12 mos.
640 Broadway [4]	Fund III	21,901	25.0%	5,479	Libor + 295	10/1/2016	None
Acadia Strategic Opportunity II LLC	Fund II	20,000	28.3%	5,666	Libor + 275	10/19/2016	None
Broughton Street Portfolio	Fund IV	20,000	23.1%	4,624	Libor + 300	11/4/2016	None
Acadia Strategic Opportunity IV LLC [5]	Fund IV	86,610	23.1%	20,024	Libor + 165	11/18/2016	None
Promenade at Manassas [4]	Fund IV	25,000	22.8%	5,696	Libor + 140	11/19/2016	2 x 12 mos.
CityPoint [4]	Fund II	62,000	25.4%	15,742	Sifma + 160	12/23/2016	1 x 12 mos.
1701 Belmont Avenue [4,8]	Fund IV	3,053	22.8%	696	Prime + 50	1/31/2017	None
Acadia Strategic Opportunity IV LLC [6]	Fund IV	40,116	23.1%	9,275	Libor + 275	2/9/2017	1 x 6 mos.
654 Broadway	Fund III	8,725	39.6%	3,458	Libor + 188	3/1/2017	2 x 12 mos.
Arundel Plaza [4]	Fund III	10,000	35.7%	3,567	Libor + 200	4/8/2017	1 x 12 mos.
New Hyde Park Shopping Center	Fund III	11,000	39.6%	4,359	Libor + 185	5/1/2017	2 x 12 mos.
938 W. North Avenue [4]	Fund IV	12,500	18.5%	2,312	Libor + 235	5/1/2017	1 x 12 mos.
1151 Third Avenue	Fund IV	12,481	23.1%	2,886	Libor + 175	6/3/2017	2 x 12 mos.
210 Bowery	Fund IV	5,118	23.1%	1,183	Libor + 275	10/15/2017	1 x 12 mos.
2819 Kennedy Boulevard [4]	Fund IV	6,814	22.8%	1,553	Libor + 215	12/9/2017	2 x 12 mos.
Eden Square [4]	Fund IV	16,000	22.8%	3,646	Libor + 200	12/17/2017	1 x 12 mos.
161st Street [4]	Fund II	29,500	28.1%	8,282	Libor + 250	4/1/2018	None
230/240 W. Broughton	Fund IV	8,708	11.6%	1,007	Libor + 190	5/1/2018	None
Nostrand Avenue	Fund III	11,397	39.6%	4,517	Libor + 265	5/1/2018	2 x 12 mos.
Paramus Plaza [4]	Fund IV	14,099	11.6%	1,630	Libor + 170	2/20/2019	None
Lake Montclair	Fund IV	14,709	23.1%	3,401	Libor + 215	5/1/2019	None
Cortlandt Town Center	Fund III	93,000	13.9%	12,900	Libor + 175	1/28/2020	None
17 E. 71st Street	Fund IV	19,000	23.1%	4,393	Libor + 190	6/9/2020	None
1035 Third Avenue	Fund IV	42,000	23.1%	9,710	Libor + 235	1/27/2021	None
CityPoint [4]	Fund II	19,883	26.7%	5,303	Libor + 139	11/1/2021	None
3104 M Street [4,8]	Fund III	4,171	31.7%	1,322	Prime + 50	12/10/2021	None
Interest rate swaps [1]	Funds II & IV	(34,592)	25.2%	(8,704)	Libor + 200

Sub-Total Variable-Rate Debt		603,193		139,261	Libor + 202

Total Debt - Funds		$898,051		$216,877	3.13%

Total Debt - Core Portfolio and Funds		$1,696,347		$845,668	3.75%

Portfolio Debt - Notes
(in thousands)

[1] The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements
[2] This loan is in default as of June 30, 2016.
[3] This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000.
The interest rate will vary based on levels of leverage. As of June 30, 2016, the interest rate is LIBOR + 140 basis points.
[4] Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
[5] Total current availability under this facility is $150,000. Fund IV also has the ability to increase the size of this facility to a total of $172,188.
[6] Total current availability under this facility is $50,000.
[7] This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan for $1 at the end of the term.
[8] Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.

Future Debt Maturities [1]
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2016	$2,285	$141,715	$144,000	$2,075	$41,298	$43,373	6.08%	6.08%	n/a
2017	4,277	82,926	87,203	3,703	76,426	80,129	5.51%	5.51%	n/a
2018	3,922	40,058	43,980	2,877	40,058	42,935	2.12%	n/a	2.12%
2019	3,519	—	3,519	2,432	—	2,432	n/a	n/a	n/a
2020	3,638	50,000	53,638	2,511	50,000	52,511	1.87%	n/a	1.87%
Thereafter	16,878	449,078	465,956	11,940	395,470	407,410	2.61%	4.40%	1.88%
Total	$34,519	$763,777	$798,296	$25,538	$603,252	$628,790

Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2016	$1,033	$274,509	$275,542	$344	$67,389	$67,733	2.22%	1.25%	2.29%
2017	2,011	150,094	152,105	578	39,722	40,300	2.99%	4.69%	2.36%
2018	918	48,825	49,743	202	13,496	13,698	3.05%	n/a	3.05%
2019	1,279	124,967	126,246	214	18,970	19,184	2.19%	1.00%	2.29%
2020	398	218,539	218,937	102	57,627	57,729	4.57%	4.75%	2.37%
Thereafter	1,169	74,309	75,478	312	17,921	18,233	2.68%	3.57%	2.56%
Total	$6,808	$891,243	$898,051	$1,414	$215,125	$216,877

Note:
[1] Does not include any applicable extension options

Core Portfolio Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Acadia's	Gross Leaseable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent PSF
Property	Key Tenants	Acquired	interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft, Harley Davidson	2013	100.0%	18,141	—	—	18,141	100.0%	—	—	100.0%	100.0%	$4,497,482	$247.92
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—	—	100.0%	100.0%	7,610,395	87.34
Rush and Walton Streets Collection - 6 properties	Lululemon, Brioni, BHLDN, Marc Jacobs	2011/12	100.0%	41,533	—	—	41,533	100.0%	—	—	100.0%	100.0%	6,512,944	156.81
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	100.0%	—	—	100.0%	100.0%	1,995,310	43.13
Clark Street and W. Diversey Collection - 3 properties	Ann Taylor, Akira	2011/12	100.0%	23,531	—	—	23,531	95.6%	—	—	95.6%	95.6%	1,248,716	55.53
Halsted and Armitage Collection - 9 properties	Intermix, BCBG, Club Monaco	2011/12	100.0%	44,658	—	—	44,658	95.2%	—	—	95.2%	95.2%	1,820,082	42.81
North Lincoln Park Chicago Collection - 6 properties	Forever 21, Aldo, Carhartt, Chase Bank	2011/14	100.0%	22,125	—	29,130	51,255	100.0%	—	67.6%	81.6%	81.6%	1,678,879	40.14
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—	—	100.0%	100.0%	100.0%	1,066,439	28.07
				283,382	—	67,125	350,507	98.9%	—	86.0%	96.4%	96.4%	26,430,247	78.22
New York Metro
83 Spring Street	Paper Source	2012	100.0%	3,000	—	—	3,000	100.0%	—	—	100.0%	100.0%	686,272	228.76
152-154 Spring Street	—	2014	100.0%	2,936	—	—	2,936	100.0%	—	—	100.0%	100.0%	2,275,971	775.19
15 Mercer Street	3 X 1 Denim	2011	100.0%	3,375	—	—	3,375	100.0%	—	—	100.0%	100.0%	431,250	127.78
5-7 East 17th Street	Union Fare	2008	100.0%	11,467	—	—	11,467	100.0%	—	—	100.0%	100.0%	1,300,014	113.37
200 West 54th Street	Stage Coach Tavern	2007	100.0%	5,773	—	—	5,773	78.4%	—	—	78.4%	78.4%	1,869,012	412.79
61 Main Street	Chicos	2014	100.0%	3,400	—	—	3,400	100.0%	—	—	100.0%	100.0%	351,560	103.40
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350	100.0%	—	—	100.0%	100.0%	866,365	76.33
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—	100.0%	—	100.0%	100.0%	625,000	48.21
Bartow Avenue	Sleepy's	2005	100.0%	—	—	14,434	14,434	—	—	75.5%	75.5%	100.0%	372,177	34.15
239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553	100.0%	—	—	100.0%	100.0%	1,513,516	91.43
252-256 Greenwich Avenue	Madewell, Calypso, Jack Wills	2014	100.0%	7,986	—	—	7,986	100.0%	—	—	100.0%	100.0%	1,308,431	163.84
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320	—	100.0%	100.0%	100.0%	100.0%	918,691	22.78
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—	—	100.0%	100.0%	702,531	345.90
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—	—	100.0%	100.0%	435,600	66.00
120 West Broadway	HSBC Bank, Citibank	2013	100.0%	13,838	—	—	13,838	91.3%	—	—	91.3%	100.0%	1,905,910	150.80
131-135 Prince Street	Folli Follie, Uno De 50	2014	100.0%	3,200	—	—	3,200	100.0%	—	—	100.0%	100.0%	1,283,100	400.97
2520 Flatbush Avenue	Bob's Discount Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—	—	100.0%	100.0%	100.0%	1,059,282	36.38

Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,639	99,975	—	100.0%	93.7%	97.0%	97.0%	2,965,970	30.59
Gotham Plaza	Bank of America, Children's Place	2016	49.0%	—	—	26,180	26,180	—	—	91.6%	91.6%	91.6%	1,464,945	61.09
				91,509	86,950	136,037	314,496	97.3%	100.0%	93.6%	96.4%	97.9%	22,335,597	73.64
San Francisco Metro
City Center	City Target, Best Buy	2015	100.0%	—	174,311	30,337	204,648	—	100.0%	82.9%	97.5%	97.5%	7,613,310	38.17
				—	174,311	30,337	204,648	—	100.0%	82.9%	97.5%	97.5%	7,613,310	38.17
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steakhouse, TD Bank	2012	100.0%	22,907	—	—	22,907	90.2%	—	—	90.2%	100.0%	1,233,925	59.70
Rhode Island Place Shopping Center	TJ Maxx	2012	100.0%	—	24,996	32,533	57,529	—	100.0%	92.3%	95.7%	95.7%	1,735,379	31.53
M Street and Wisconsin Corridor - 24 Properties	Lacoste, Juicy Couture, Coach	2011/16	27.4%	242,582	—	—	242,582	88.1%	—	—	88.1%	90.3%	15,891,290	74.38
				265,489	24,996	32,533	323,018	88.3%	100.0%	92.3%	89.6%	91.9%	18,860,594	65.19
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—	100.0%	100.0%	100.0%	100.0%	1,130,470	20.85
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—	—	100.0%	100.0%	246,750	235.00
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,377,220	24.92

Total Street and Urban Retail				641,430	327,057	279,458	1,247,945	94.3%	100.0%	90.8%	95.0%	96.0%	$76,616,968	$64.64

Acadia Share Total Street and Urban Retail				446,107	327,057	266,106	1,039,270	96.9%	100.0%	87.8%	96.3%	97.1%	$63,067,284	$63.01

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

613-623 West Diversey Parkway and 991 Madison Avenue are not yet stabilized assets and are not reflected above.
[2] Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
[3] Excludes 94,000 of office GLA.

Core Portfolio Retail Properties - Detail [1] (continued)
												Leased	Annualized	Annualized
		Year	Acadia's	Gross Leaseable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent PSF
Property	Key Tenants	Acquired	interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total
SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Acme	1998	100.0%	—	62,610	86,460	149,070	—	100.0%	95.3%	97.3%	97.3%	$3,858,824	$26.61
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—	100.0%	85.9%	92.2%	92.2%	1,380,966	14.32
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—	100.0%	—	100.0%	100.0%	695,000	6.83

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,330	87,330	—	—	94.0%	94.0%	94.0%	2,699,225	32.90
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	77,364	47,075	124,439	—	100.0%	77.5%	91.5%	91.5%	2,891,268	25.39
Amboy Center		2005	100.0%	—	37,266	26,024	63,290	—	100.0%	100.0%	100.0%	100.0%	2,049,903	32.39
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	—	52,052	46,107	98,159	—	100.0%	96.5%	98.3%	98.3%	1,257,388	13.03
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—	100.0%	—	100.0%	100.0%	1,391,500	25.30
Crossroads Shopping Center	Home Goods, PetSmart, Kmart	1998	49.0%	—	202,727	108,035	310,762	—	100.0%	83.6%	94.3%	94.3%	6,849,104	23.37
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	251,058	4,615	255,673	—	100.0%	100.0%	100.0%	100.0%	2,140,344	8.37
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—	100.0%	—	100.0%	100.0%	1,650,000	17.12
Bedford Green	Shop Rite	2014	100.0%	—	37,981	52,608	90,589	—	100.0%	66.5%	80.6%	80.6%	2,190,667	30.02

Connecticut
Town Line Plaza [2]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—	100.0%	93.6%	98.7%	98.7%	1,746,152	16.43

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—	100.0%	100.0%	100.0%	100.0%	1,257,627	9.67
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—	100.0%	85.7%	96.0%	96.0%	1,813,320	8.66
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—	100.0%	—	100.0%	100.0%	591,861	29.00
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—	100.0%	—	100.0%	100.0%	1,275,673	31.49

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,471	101,655	—	100.0%	100.0%	100.0%	100.0%	2,044,716	20.11

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,445	99,137	—	100.0%	92.2%	96.3%	96.3%	1,161,545	12.17

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—	100.0%	93.4%	96.8%	96.8%	3,282,423	14.36

Michigan
Bloomfield Town Square	Best Buy, Home Goods,	1998	100.0%	—	153,839	81,947	235,786	—	100.0%	100.0%	100.0%	100.0%	3,671,470	15.57
	TJ Maxx, Dick's Sporting Goods
Ohio
Mad River Station	Babies 'R' Us	1999	100.0%	—	58,185	65,150	123,335	—	100.0%	67.4%	82.8%	82.8%	1,396,788	13.69

Delaware
Brandywine Town Center	Lowes, Bed Bath & Beyond,	2003	22.2%	—	775,803	48,608	824,411	—	94.0%	80.0%	93.1%	93.1%	12,435,614	16.20
	Target, Dick's Sporting Goods			—
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	22.2%	—	42,850	59,197	102,047	—	100.0%	100.0%	100.0%	100.0%	3,019,416	29.59
Naamans Road	—	2006	100.0%	—	—	19,984	19,984	—	—	75.0%	75.0%	75.0%	637,701	42.55

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—	100.0%	100.0%	100.0%	100.0%	240,664	2.25
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—	100.0%	100.0%	100.0%	100.0%	850,978	5.45
Route 6 Plaza	Kmart	1994	100.0%	—	146,568	29,021	175,589	—	100.0%	79.3%	96.6%	96.6%	1,206,595	7.11
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—	—	100.0%	100.0%	100.0%	911,489	24.21
Abington Towne Center [3]	Target, TJ Maxx	1998	100.0%	—	184,616	31,662	216,278	—	100.0%	70.4%	95.7%	95.7%	1,042,265	21.14

Total Suburban Properties				—	3,376,803	1,210,662	4,587,465	—	98.6%	88.5%	96.0%	96.0%	$67,640,485	$16.31

Acadia Share Total Suburban Properties				—	2,634,630	1,071,713	3,706,343	—	98.1%	88.6%	96.4%	95.3%	$52,112,621	$15.70

TOTAL CORE PROPERTIES				641,430	3,703,860	1,490,120	5,835,410	94.3%	98.7%	88.9%	95.7%	96.0%	$144,257,453	$27.05

Acadia Share Total Core Properties				445,057	2,961,687	1,337,820	4,744,563	96.9%	99.6%	89.0%	96.4%	96.6%	$114,933,155	$26.61

Notes:
1 The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2 Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
3 Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR) [1]

		Pro-Rata
	Number of stores	Combined		Percentage of Total
	in Core			Percentage of
Tenant	portfolio	GLA	Base Rent	Portfolio GLA	Base Rent

Royal Ahold [2]	4	207,513	$3,625,951	4.1%	2.7%

Best Buy	2	86,686	3,574,348	1.7%	2.7%

Target	2	155,822	3,229,025	3.1%	2.4%

Albertsons Companies [3]	3	171,182	3,154,331	3.4%	2.4%

Ascena Retail Group [4]	5	23,233	2,476,289	0.5%	1.9%

Verizon	2	31,371	2,384,931	0.6%	1.8%

LA Fitness	2	100,000	2,336,500	2.0%	1.8%

Home Depot	3	312,718	1,827,600	6.2%	1.4%

TJX Companies [5]	8	209,198	1,670,851	4.2%	1.3%

Lululemon	2	5,349	1,506,641	0.1%	1.1%

Walgreens	3	37,499	1,412,716	0.7%	1.1%
Sleepy's	10	123,927	1,348,089	2.5%	1.0%
Kate Spade	2	4,250	1,341,182	0.1%	1.0%
Citibank	4	16,160	1,233,029	0.3%	0.9%
Kmart	3	273,969	1,170,078	5.5%	0.9%
JP Morgan Chase	6	27,374	1,092,078	0.5%	0.8%
Bob's Discount Furniture	2	34,819	1,064,237	0.7%	0.8%
TD Bank	2	15,560	1,060,904	0.3%	0.8%
Trader Joe's	2	19,094	999,072	0.4%	0.8%
Urban Outfitters	2	19,902	893,186	0.4%	0.7%
TOTAL	69	1,875,626	$37,401,038	37.3%	28.3%

Note:
[1] Does not include tenants that operate at only one Acadia Core location.
[2] Stop and Shop (4)
[3] Shaw's (2), Acme (1)
[4] Ann Taylor Loft (2), Catherines (1), Dress Barn (1), Lane Bryant (1)
5 TJMaxx (5), Marshalls (1), HomeGoods (2)

Core Portfolio Lease Expirations

	Street Tenants					Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M [1]	3	16,783	2.7%	22.85	0.7%	—	—	—	$—	—	13	53,676	4.0%	$18.83	2.7%	16	70,459	1.3%	$19.79	1.0%
2016	3	26,453	4.3%	38.73	1.8%	2	127,525	3.7%	12.12	3.1%	18	59,137	4.4%	25.78	4.0%	23	213,115	4.0%	19.21	2.8%
2017	12	41,751	6.7%	99.16	7.3%	7	321,386	9.4%	11.53	7.5%	49	194,995	14.7%	31.30	16.1%	68	558,132	10.4%	24.99	9.7%
2018	7	83,850	13.5%	87.83	12.9%	8	472,193	13.9%	18.12	17.3%	58	181,964	13.7%	30.18	14.5%	73	738,007	13.8%	29.01	14.8%
2019	11	42,360	6.8%	110.33	8.2%	9	334,577	9.8%	8.82	6.0%	31	96,039	7.2%	25.22	6.4%	51	472,976	8.8%	21.24	7.0%
2020	15	47,351	7.6%	100.90	8.4%	9	488,606	14.4%	12.46	12.3%	27	102,145	7.7%	21.48	5.8%	51	638,102	11.9%	20.47	9.1%
2021	21	107,018	17.2%	64.52	12.1%	11	425,753	12.5%	11.53	9.9%	24	138,238	10.4%	22.94	8.4%	56	671,009	12.5%	22.33	10.4%
2022	7	27,131	4.4%	134.28	6.4%	2	69,837	2.1%	26.15	3.7%	21	86,831	6.6%	27.52	6.3%	30	183,799	3.4%	42.76	5.4%
2023	8	45,129	7.3%	76.03	6.0%	5	205,067	6.0%	17.92	7.4%	14	80,049	6.0%	29.26	6.2%	27	330,245	6.2%	28.61	6.6%
2024	12	76,387	12.3%	89.15	11.9%	7	330,390	9.7%	20.41	13.7%	23	108,515	8.2%	29.01	8.3%	42	515,292	9.6%	32.41	11.6%
2025	8	25,797	4.1%	150.55	6.8%	6	179,671	5.3%	18.60	6.8%	25	86,602	6.5%	39.99	9.1%	39	292,070	5.5%	36.60	7.4%
Thereafter	14	81,611	13.1%	122.16	17.5%	10	447,087	13.0%	13.43	12.3%	17	137,175	10.3%	33.83	12.2%	41	665,873	12.6%	30.96	14.2%
Total	121	621,621	100.0%	$91.71	100.0%	76	3,402,092	99.8%	$14.51	100.0%	320	1,325,366	99.7%	$28.60	100.0%	517	5,349,079	100.0%	$26.97	100.0%

							254,916	Anchor GLA Owned by Tenants									254,916	Anchor GLA Owned by Tenants
		19,809	Total Vacant				46,852	Total Vacant				164,754	Total Vacant				231,415	Total Vacant
		641,430	Total Square Feet				3,703,860	Total Square Feet				1,490,120	Total Square Feet				5,835,410	Total Square Feet

Note:
[1] Leases currently under month to month or in process of renewal

Core Portfolio - New and Renewal Rent Spreads [1]

	Period ended		3 months ended		3 months ended
	June 30, 2016		June 30, 2016		March 31, 2016
	GAAP [3]	Cash [2]	GAAP [3]	Cash [2]	GAAP 3	Cash [2]
New leases
Number of new leases executed	11		8		3
GLA	52,616		36,678		15,938
New base rent	$33.03	$28.96	$35.99	$30.86	$26.21	$24.60
Previous base rent	$26.95	$27.45	$27.92	$28.58	$24.73	$24.85
Average cost per square foot	$59.29		$55.65		$67.66
Weighted Average Lease Term (years)	9.8		9.4		10.7
Percentage growth in base rent	22.6%	5.5%	28.9%	8.0%	6.0%	-1.0%

Renewal leases
Number of renewal leases executed	22		13		9
GLA	184,158		157,081		27,077
New base rent	$16.91	$16.79	$14.99	$14.95	$28.04	$27.45
Expiring base rent	$15.19	$15.34	$13.47	$13.57	$25.14	$25.61
Average cost per square foot	$12.37		$14.50		$0.00
Weighted Average Lease Term (years)	5.1		4.8		6.8
Percentage growth in base rent	11.3%	9.5%	11.3%	10.2%	11.5%	7.2%

Total new and renewal leases
Number of new and renewal leases executed	33		21		12
GLA commencing	236,774		193,759		43,015
New base rent	$20.49	$19.50	$18.97	$17.96	$27.36	$26.39
Expiring base rent	$17.80	$18.03	$16.21	$16.41	$24.99	$25.33
Average cost per square foot	$22.79		$22.29		$25.07
Weighted Average Lease Term (years)	6.1		5.7		8.2
Percentage growth in base rent	15.1%	8.1%	17.0%	9.4%	9.5%	4.2%

Notes:
[1] Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
[2] Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
[3] Rents are calculated on a straight-line ("GAAP") basis.

Core Portfolio Capital Expenditures
Current Quarter

	Year-to-Date	Current Quarter	Previous Quarter	Historical
	Period ended	3 months ended	3 months ended	Prior Year ended
	June 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015

Leasing Commissions	$139	$122	$ 17	$ 1,566
Tenant Improvements	4,109	1,880	2,229	6,349
Capital Expenditures	395	111	284	3,602
Total Capital Expenditures	$4,643	$2,113	$ 2,530	$ 11,517

Other redevelopment and re-anchoring related activities	$—	$—	$—	$ 4,107	[1]

Note:
[1] Costs associated with the re-anchoring of Branch and Crossroads shopping centers.

Property Demographics - Core
					3-Mile Radius
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income
Core - Street and Urban Retail

664 N. Michigan Avenue	Chicago	IL	$4,497,482	18,141	319,498	182,250	$89,076	$128,490
840 N. Michigan Avenue	Chicago	IL	7,610,395	87,135	326,701	187,823	90,236	130,497
Rush and Walton Streets Collection - 6 properties	Chicago	IL	6,512,944	41,533	339,782	195,076	90,544	130,730
613-623 West Diversey Parkway	Chicago	IL	—	19,265	407,348	224,378	84,845	121,766
651-671 West Diversey	Chicago	IL	1,995,310	46,259	414,391	227,215	84,599	121,278
Clark Street and W. Diversey Collection - 3 properties	Chicago	IL	1,248,716	23,531	412,027	226,181	84,655	121,413
Halsted and Armitage Collection - 9 properties	Chicago	IL	1,820,082	44,658	459,787	253,670	87,884	124,716
North Lincoln Park Chicago Collection - 6 properties	Chicago	IL	1,678,879	51,255	507,134	259,262	81,104	113,328
Roosevelt Galleria	Chicago	IL	1,066,439	37,995	370,769	187,116	75,300	106,387

83 Spring Street	Manhattan	NY	686,272	3,000	1,070,830	522,748	99,956	144,263
152-154 Spring Street	Manhattan	NY	2,275,971	2,936	1,041,696	511,598	100,421	144,792
15 Mercer Street	Manhattan	NY	431,250	3,375	1,027,480	498,697	99,341	143,350
5-7 East 17th Street	Manhattan	NY	1,300,014	11,467	1,164,263	590,830	105,285	156,463
200 West 54th Street	Manhattan	NY	1,869,012	5,773	1,318,236	670,743	102,218	156,524
61 Main Street	Westport	CT	351,560	3,400	46,241	17,504	139,926	206,309
181 Main Street	Westport	CT	866,365	11,350	46,218	17,444	142,639	209,625
4401 White Plains Road	Bronx	NY	625,000	12,964	577,219	219,174	54,321	69,394
Bartow Avenue	Bronx	NY	372,177	14,434	589,925	222,885	48,206	62,151
239 Greenwich Avenue	Greenwich	CT	1,513,516	16,553	68,734	25,656	130,996	201,438
252-256 Greenwich Avenue	Greenwich	CT	1,308,431	7,986	69,853	25,907	129,398	198,809
2914 Third Avenue	Bronx	NY	918,691	40,320	1,291,756	465,763	38,768	54,670
868 Broadway	Manhattan	NY	702,531	2,031	1,164,522	591,085	105,230	156,547
313-315 Bowery	Manhattan	NY	435,600	6,600	1,121,832	550,430	99,893	145,438
120 West Broadway	Manhattan	NY	1,905,910	13,838	947,607	456,018	99,453	143,703
131-135 Prince Street	Manhattan	NY	1,283,100	3,200	1,059,897	523,600	100,805	146,166
2520 Flatbush Avenue	Brooklyn	NY	1,059,282	29,114	604,015	218,394	57,188	76,529
Shops at Grand	Queens	NY	2,965,970	99,975	946,217	335,637	57,828	72,821
Gotham Plaza	Manhattan	NY	1,464,945	26,180	1,319,526	550,027	68,378	104,637
991 Madison Avenue	Manhattan	NY	—	6,920	1,281,731	632,833	95,164	146,082

City Center	San Francisco	CA	7,613,310	204,648	557,546	265,526	93,972	123,141

1739-53 & 1801-03 Connecticut Avenue	Washington	DC	1,233,925	22,907	370,725	176,284	97,996	130,745
Rhode Island Place Shopping Center	Washington	DC	1,735,379	57,529	348,349	157,678	66,984	86,314
M Street and Wisconsin Corridor - 24 properties	Georgetown	DC	15,891,290	242,582	348,300	168,842	105,924	140,128

330-340 River Street	Cambridge	MA	1,130,470	54,226	60,627	23,074	71,146	98,613
165 Newbury Street	Boston	MA	246,750	1,050	524,255	221,069	$72,774	$99,560

Total Core Street and Urban Retail
Weighted Average - Based on annual base rent					520,207	251,979	$93,366	$130,406

Property Demographics - Core (continued)
					3-Mile Radius
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income

Core - Suburban Properties

Elmwood Park Shopping Center	Elmwood Park	NJ	$3,858,824	149,070	259,304	86,978	$63,742	$77,058
Marketplace of Absecon	Absecon	NJ	1,380,966	104,556	33,123	11,896	57,410	70,998
60 Orange Street	Bloomfield	NJ	695,000	101,715	350,228	130,901	57,932	72,045
Village Commons Shopping Center	Smithtown	NY	2,699,225	87,330	68,019	23,288	116,226	137,508
Branch Plaza	Smithtown	NY	2,891,268	124,439	68,304	23,386	115,878	137,445
Amboy Center	Staten Island	NY	2,049,903	63,290	151,775	56,542	89,341	106,873
Pacesetter Park Shopping Center	Pomona	NY	1,257,388	98,159	37,016	11,317	108,050	129,598
LA Fitness	Staten Island	NY	1,391,500	55,000	125,957	45,159	82,576	95,944
Crossroads Shopping Center	White Plains	NY	6,849,104	310,762	111,121	43,140	106,962	140,980
New Loudon Center	Latham	NY	2,140,344	255,673	47,496	19,451	71,006	87,282
28 Jericho Turnpike	Westbury	NY	1,650,000	96,363	94,334	28,509	115,958	146,116
Bedford Green	Bedford Hills	NY	2,190,667	90,589	25,914	8,971	111,367	163,167
Town Line Plaza	Rocky Hill	CT	1,746,152	206,346	44,144	18,780	87,508	105,129
Methuen Shopping Center	Methuen	MA	1,257,627	130,021	100,292	34,574	55,472	67,070
Crescent Plaza	Brockton	MA	1,813,320	218,148	99,866	35,800	59,293	69,004
201 Needham Street	Newton	MA	591,861	20,409	108,483	37,611	150,460	197,906
163 Highland Avenue	Newton	MA	1,275,673	40,505	97,109	34,111	152,373	199,231
The Gateway Shopping Center	So. Burlington	VT	2,044,716	101,655	52,886	21,589	55,787	73,019
Hobson West Plaza	Naperville	IL	1,161,545	99,137	94,454	34,754	111,835	136,024
Merrillville Plaza	Hobart	IN	3,282,423	236,087	23,890	10,378	52,547	62,045
Bloomfield Town Square	Bloomfield Hills	MI	3,671,470	235,786	63,907	25,813	67,173	89,096
Mad River Station	Dayton	OH	1,396,788	123,335	63,840	28,932	58,520	74,127
Mark Plaza	Edwardsville	PA	240,664	106,856	87,458	38,191	41,378	51,396
Plaza 422	Lebanon	PA	850,978	156,279	50,727	20,244	50,018	59,759
Route 6 Plaza	Honesdale	PA	1,206,595	175,589	7,437	3,303	38,571	49,909
Chestnut Hill	Philadelphia	PA	911,489	37,646	149,449	63,614	64,210	82,358
Abington Towne Center	Abington	PA	1,042,265	216,278	89,142	35,340	85,339	104,727

Total Core Suburban Properties
Weighted Average - Based on annual base rent					88,683	31,709	$84,832	$106,583

Total Core Properties
Weighted Average - Based on annual base rent					346,526	163,890	$91,730	$122,994

Brandywine/Market Square/Naamans Rd [1]	Wilmington	DE	$16,092,731	946,442	519,156	204,060	$75,931	$94,769

Note:
[1] Based on 10 mile radius demographics given the unique trade market for this asset. This has been excluded from the average calculations of 3-mile radius due to its unique trade market.

Property Demographics - Funds
						3-Mile Radius
				Base	Total	Total	#	Median HH	Avg. HH
	Property	City	State	Rent	GLA	Pop.	HH	Income	Income

	Fund II
	216th Street	Manhattan	NY	$2,574,000	60,000	976,221	347,774	$39,885	$52,226
	161st Street	Bronx	NY	3,346,010	255,428	1,332,726	473,946	36,072	50,312
	Sherman Avenue	Manhattan	NY	—	—	990,807	356,209	40,996	19,678
	City Point	Brooklyn	NY	—	—	1,102,800	463,984	75,985	106,843

Fund II
Weighted Average - Based on annual base rent						1,177,719	419,087	$37,730	$51,144

	Fund III
	Cortlandt Town Center	Mohegan Lake	NY	$10,151,615	635,437	49,966	17,759	$84,926	$97,340
	654 Broadway	Manhattan	NY	583,495	2,896	1,094,866	541,686	101,100	147,310
	640 Broadway	Manhattan	NY	836,627	4,260	1,092,978	540,262	100,942	147,058
	Broad Hollow Commons	Farmingdale	NY	—	—	85,981	28,106	94,807	111,170
	3104 M Street	Georgetown	DC	—	—	350,419	170,006	105,545	67,970
	New Hyde Park Shopping Center	New Hyde Park	NY	1,175,696	32,287	206,214	72,258	107,004	133,225
	Nostrand Avenue	Brooklyn	NY	1,524,582	42,628	557,993	208,399	53,348	73,497
	Arundel Plaza	Glen Burnie	MD	1,220,590	265,116	82,700	30,706	66,046	75,118

Fund III
Weighted Average - Based on annual base rent						210,074	89,624	$83,481	$100,533

	Fund IV
	1151 Third Avenue	Manhattan	NY	$1,735,350	13,250	1,341,217	671,192	$97,828	$149,447
	17 East 71st Street	Manhattan	NY	1,792,487	8,432	1,311,509	650,354	96,955	148,731
	1035 Third Avenue	Manhattan	NY	932,889	7,617	1,356,470	687,404	98,593	150,562
	Paramus Plaza	Paramus	NJ	1,876,689	153,057	107,082	37,309	124,146	152,301
	2819 Kennedy Boulevard	North Bergen	NJ	607,758	47,539	545,022	250,369	88,476	125,892
	Promenade at Manassas	Manassas	VA	3,498,209	265,442	56,086	18,145	76,581	88,116
	Lake Montclair	Prince William County	VA	1,943,083	105,832	67,439	21,025	106,138	121,910
	1701 Belmont Avenue	Catonsville	MD	936,166	58,674	111,731	43,638	66,502	76,854
	Eden Square	Bear	DE	2,312,991	231,436	73,443	27,997	67,726	79,836
	938 W. North Avenue	Chicago	IL	326,350	33,228	473,510	257,650	87,712	124,118
	210 Bowery	Manhattan	NY	—	—	1,106,743	537,581	98,668	143,140
	Broughton Street Portfolio	Savannah	GA	2,528,520	81,967	68,959	27,827	33,971	48,569
	27 East 61st Street	Manhattan	NY	—	—	1,346,844	680,410	99,303	151,901
	801 Madison Avenue	Manhattan	NY	—	—	1,325,490	662,057	98,264	150,686
	650 Bald Hill Road	Warwick	RI	—	—	63,812	26,787	64,313	76,136
	146 Geary Street	San Francisco	CA	300,000	11,436	436,599	216,841	94,325	123,896
	Union and Fillmore Collection - 4 properties	San Francisco	CA	641,286	10,342	475,315	234,805	93,726	123,378

Fund IV
Weighted Average - Based on annual base rent						449,670	209,286	$87,822	$114,083

Total - Funds
Weighted Average - Based on annual base rent						465,212	193,485	$78,461	$99,083

Fund Overview
As of June 30, 2016

I. KEY METRICS	Note	Fund I	Fund II	Fund III	Fund IV	Total
General Information:
Vintage		Sep-2001	Jun-2004	May-2007	May-2012
Fund Size		$90.0 Million	$300.0 Million	$502.5 Million	$540.6 Million	$1,433.1 Million
Acadia's Commitment		$20.0 Million	$85.0 Million	$123.3 Million	$125.0 Million	$353.3 Million
Acadia's Pro Rata Share		22.2%	28.3%	24.5%	23.1%	24.7%
Acadia's Promoted Share	[1]	37.8%	42.7%	39.6%	38.5%	39.7%
Number of Institutional Partners		4	5	13	17
Preferred Return		9.0%	8.0%	6.0%	6.0%	6.6%

Current-Quarter, Fund-Level Information:
Cumulative Contributions		$86.6 Million	$300.0 Million	$387.5 Million	$239.3 Million	$1,013.5 Million
Cumulative Net Distributions	[2]	$194.5 Million	$131.6 Million	$509.8 Million	$101.9 Million	$937.9 Million
Net Distributions/Contributions		224.6%	43.9%	131.6%	42.6%	92.5%
Unfunded Commitment	[3]	$0.0 Million	$47.1 Million	$62.5 Million	$301.2 Million	$410.8 Million
Acquisition Dry Powder	[4]	NA	NA	NA	$184.0 Million	$184.0 Million
Investment Period Closes		Closed	Closed	Closed	Aug-2016
Currently in a Promote Position? (Yes/No)		Yes	No	Yes	No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA
Type:		Applicable to	Description
Asset Management	[5]	All funds	1.5% of implied capital
Property Management		All funds	4.0% of gross property revenues
Leasing		All funds	Market-rate leasing commissions
Construction/Project Management		All funds	Market-rate fees
Development		Fund III & IV	3.0% of total project costs

Notes:
[1]	Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return.
Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.
[2]	Net of fees and promote
[3]	Unfunded Commitments are set aside to complete leasing and development at existing fund investments and, for Fund IV, to make new investments.
The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales. With regard to Fund II, the Unfunded Commitment reflects a prior-period distribution that is subject to recontribution to the Fund until December 2016 if needed to fund the on-going redevelopment of existing Fund II investments.
4	Unfunded Commitments available to deploy into new investments
[5]	Implied Capital is Fund Size less capital attributed to sold investments or released

Fund Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Ownership	Gross Leaseable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent PSF
	Anchors	Acquired	%	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total
Fund II Portfolio Detail

NEW YORK
New York
216th Street	NYC Human Resources Administration	2005	99.1%	—	60,000	—	60,000	—	100.0%	—	100.0%	100.0%	$2,574,000	$42.90
161st Street 2	Various New York City & State agencies	2005	99.1%	—	166,004	89,424	255,428	—	33.5%	52.8%	40.3%	46.5%	3,346,010	32.52

Total - Fund II				—	226,004	89,424	315,428	—	51.2%	52.8%	51.6%	56.7%	$5,920,010	$36.35

Fund III Portfolio Detail

NEW YORK
New York
Cortlandt Town Center	Wal-Mart, Best Buy, A&P	2009	35.0%	—	472,420	163,017	635,437	—	100.0%	83.7%	95.8%	95.8%	10,151,615	16.67
654 Broadway	Penguin (Perry Ellis)	2011	100.0%	2,896	—	—	2,896	100.0%	—	—	100.0%	100.0%	583,495	201.48
640 Broadway	Swatch	2012	63.1%	4,260	—	—	4,260	78.4%	—	—	78.4%	78.4%	836,627	250.63
New Hyde Park Shopping Center	PetSmart	2011	100.0%	—	13,507	18,780	32,287	—	100.0%	72.0%	83.7%	83.7%	1,175,696	43.51
Nostrand Avenue	—	2013	100.0%	—	—	42,628	42,628	—	—	75.8%	75.8%	75.8%	1,524,582	47.18

MID-ATLANTIC
Maryland
Arundel Plaza	Giant Food, Lowe's	2012	94.3%	—	231,920	33,196	265,116	—	100.0%	42.5%	92.8%	92.8%	1,220,590	4.96

Total - Fund III				7,156	717,847	257,621	982,624	87.1%	100.0%	76.2%	93.7%	93.7%	$15,492,605	$16.83

Fund IV Portfolio Detail

NEW YORK
New York
1151 Third Avenue	Vineyard Vines	2013	100.0%	13,250	—	—	13,250	100.0%	—	—	100.0%	100.0%	1,735,350	130.97
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—	—	100.0%	100.0%	1,792,487	212.58
1035 Third Avenue [3]	—	2015	100.0%	7,617	—	—	7,617	71.4%	—	—	71.4%	71.4%	932,889	171.58

New Jersey
Paramus Plaza	Babies R Us, Ashley Furniture	2013	50.0%	—	74,837	78,220	153,057	—	100.0%	29.4%	63.9%	63.9%	1,876,689	19.18
2819 Kennedy Boulevard	Aldi	2013	98.6%	—	46,003	1,536	47,539	—	45.9%	100.0%	47.6%	100.0%	607,758	26.84

BOSTON
Massachusetts

Restaurants at Fort Point		2016	100.0%	15,711	—	—	15,711	100.0	—	—	100.0%	100.0%	297,733	18.95

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot, HH Gregg	2013	98.6%	—	194,038	71,404	265,442	—	100.0%	94.6%	98.6%	98.6%	3,498,209	13.37
Lake Montclair	Food Lion	2013	100.0%	—	33,000	72,832	105,832	—	100.0%	94.6%	96.3%	96.3%	1,943,083	19.07

Maryland
1701 Belmont Avenue	Best Buy	2012	98.6%	—	58,674	—	58,674	—	100.0%	—	100.0%	100.0%	936,166	15.96

Delaware
Eden Square	Giant Food	2014	98.6%	—	163,217	68,219	231,436	—	71.1%	71.4%	71.2%	71.2%	2,312,991	14.04

MIDWEST
Illinois
938 W. North Avenue	Sephora	2013	100.0%	33,228	—	—	33,228	16.1%	—	—	16.1%	16.1%	326,350	61.00

SOUTHEAST
Georgia
Broughton Street Portfolio [4]	J. Crew, L'Occitane, Lululemon, Michael Kors	2014	50.0%	81,967	—	—	81,967	68.6%	—	—	68.6%	68.6%	2,528,520	44.96

WEST
California
146 Geary Street		2015	100.0%	11,436	—	—	11,436	100.0%	—	—	100.0%	100.0%	300,000	26.23
Union and Fillmore Collection - 4 properties		2015	90.0%	10,342	—	—	10,342	88.0%	—	—	88.0%	88.0%	641,286	70.44

Total - Fund IV				181,983	569,769	292,211	1,043,963	68.7%	87.3%	71.8%	79.7%	82.2%	$19,729,511	$23.71

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

The following Fund II, Fund III and Fund IV properties are currently under redevelopment as further detailed under "Redevelopment Activity."
Property	Fund Ownership %
Sherman Avenue	99.1%
City Point	94.2%
Cortlandt Crossing	100.0%
Broad Hollow Commons	100.0%
3104 M Street	80.0%
210 Bowery	100.0%
Broughton Street Portfolio	50.0%
27 East 61st Street	100.0%
801 Madison Avenue	100.0%

650 Bald Hill Road	90.0%
[2] Currently operating, but redevelopment activities have commenced.
[3] Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).
[4] Represents 15 of the 25 properties in this portfolio that have been leased. The remaining properties are still in development.

Funds Lease Expirations

	FUND II
		Gross Leased Area			Base Rent
	No. of Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—	$—	$—	—
2016	—	—	—	—	—	—
2017	—	—	—	—	—	—
2018	—	—	—	—	—	—
2019	—	—	—	—	—	—
2020	—	—	—	—	—	—
2021	—	—	—	—	—	—
2022	—	—	—	—	—	—
2023	—	—	—	—	—	—
2024	—	—	—	—	—	—
2025	—	—	—	—	—	—
Thereafter	10	162,881	100.0%	5,920,010	36.35	100.0%
Total	10	162,881	100.0%	$5,920,010	$36.35	100.0%

		152,547	Total Vacant
		315,428	Total Square Feet

	FUND III						FUND IV
		Gross Leased Area			Base Rent			Gross Leased Area			Base Rent
	No. of Leases	Expiring	Percent			Percent	No. of Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	1	2,130	0.2%	$83,595	$39.25	0.5%	6	13,600	1.6%	$348,971	$25.66	1.8%
2016	6	65,014	7.1%	567,108	8.72	3.7%	3	5,775	0.7%	120,404	20.85	0.6%
2017	7	70,299	7.6%	1,468,994	20.90	9.5%	15	99,683	12.0%	2,520,775	25.29	12.8%
2018	14	264,272	28.7%	3,843,698	14.54	24.8%	17	55,238	6.6%	1,135,886	20.56	5.8%
2019	10	258,345	28.1%	2,499,432	9.67	16.1%	14	100,768	12.1%	1,861,852	18.48	9.4%
2020	6	12,748	1.4%	384,896	30.19	2.5%	11	56,313	6.8%	1,418,232	25.18	7.2%
2021	2	42,811	4.7%	627,953	14.67	4.1%	9	59,455	7.1%	1,003,285	16.87	5.1%
2022	5	79,699	8.7%	1,732,459	21.74	11.2%	3	36,773	4.4%	495,472	13.47	2.5%
2023	6	26,044	2.8%	1,245,733	47.83	8.0%	6	49,536	6.0%	825,358	16.66	4.2%
2024	5	53,536	5.8%	1,537,372	28.72	9.9%	8	115,960	13.9%	2,993,960	25.82	15.2%
2025	7	8,482	0.9%	473,287	55.80	3.1%	20	33,889	4.1%	3,709,204	109.45	18.8%
Thereafter	8	37,060	4.0%	1,028,078	27.74	6.6%	14	205,297	24.7%	3,296,116	16.06	16.7%
Total	77	920,440	100.0%	$15,492,605	$16.83	100.0%	126	832,287	100.0%	$19,729,515	$23.71	100.0%

		62,184	Total Vacant					186,715	Total Vacant
		982,624	Total Square Feet					1,019,002	Total Square Feet

Note:
[1] Leases currently under month to month or in process of renewal

Development Activity
($ in millions)

			Estimated		Estimated Sq.Ft.				Acquisition & Development Costs										Outstanding
Property	Ownership	Location	Stabilization		Upon Completion		Leased Rate [4]	Key Tenants	Incurred		Estimated Future Range				Estimated Total Range				Debt
FUND II
City Point [1]	94.2%	Brooklyn, NY	2016/2020	[6]	763,000	[7]	68% [2]	Century 21, CityTarget, Alamo Drafthouse	$368.1	[3]	$21.9	to	$ 41.9	[3]	$ 390.0	to	$410	[3]	$239.9
Sherman Plaza	99.1%	New York, NY	TBD		TBD		—	TBD	36.2		TBD		TBD		TBD		TBD		—
									$404.3		TBD		TBD		TBD		TBD		$239.9

FUND III
Cortlandt Crossing	100.0%	Mohegan Lake, NY	2018		150,000 - 170,000		—	TBD	$17.8		$29.2	to	$38.2		$47.0	to	$56.0		$—
3104 M Street NW	80.0%	Washington, D.C.	2017		10,000		—	TBD	8.0		0.3	to	1.0		8.3	to	9.0		4.1
Broad Hollow Commons	100.0%	Farmingdale, NY	2018		180,000 - 200,000		—	TBD	15.3		34.7	to	44.7		50.0	to	60.0		—
									$41.1		$64.2		$83.9		$105.3		$125.0		$4.1

FUND IV
210 Bowery	100.0%	New York, NY	2017		16,000		—	TBD	$16.8		$1.7	to	$5.7		$18.5	to	$22.5		$4.7
Broughton Street Portfolio [5]	50.0%	Savannah, GA	2016		200,000		69%	J. Crew, Lululemon, H&M	70.6		14.4	to	19.4		85.0	to	90.0		28.6
27 E. 61st Street	100.0%	New York, NY	2017		9,500		—	TBD	21.5		1.3	to	5.3		22.8	to	26.8		—
801 Madison Avenue	100.0%	New York, NY	2017		5,000		20%	TBD	34.0		2.0	to	7.0		36.0	to	41.0		—
650 Bald Hill Road	90.0%	Warwick, RI	2017		161,000		34%	Burlington Coat Factory	17.1		10.4	to	15.4		27.5	to	32.5		—
									$160.0		$29.8		$52.8		$189.8		$212.8		$33.3

CORE
613-623 West Diversey	100.0%	Chicago, IL	2018		TBD		—	TBD	$11.7		TBD		TBD		TBD		TBD		$—
									$11.7		TBD		TBD		TBD		TBD		$—

Notes:
[1] Acquired a leasehold interest in this property.
[2] Leased rate calculated on approximately 540,000 rentable square feet.
[3] Net of actual and anticipated contributions from retail tenants and proceeds from residential tower sales. Excludes Tower I. Debt and incurred costs are reduced by $5.3M relating to the New Markets Tax Credits received.

[4] The leased rate excludes pre-redevelopment tenants.
[5] This portfolio includes 25 buildings, including 15 which are operating.
[6] Phases I and II have an estimated completion date of 2016. Phase III has an estimated completion date of 2020.
[7] This reflects increases to Phase I and Phase II square footage, and the addition of Phase III square footage.

Reconciles to Consolidated Balance Sheet as follows:

Development costs above			$617.1

City Point Items:
Adjustment to FMV	33.8
Gain on sales	51.2
Costs of Tower 1	80.7

Less:
Development held as operating real estate	(45.7)
Development costs of unconsolidated properties	(87.7)
Deferred costs and other amounts	(2.3)

Total per consolidated balance sheet	$647.1

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplemental adjustment more appropriately reflects the results of its operations. The Company also provides one other supplemental disclosure of operating performance, adjusted funds from operations ("AFFO"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.